SCHEDULE 14C


                                 (RULE 14C-101)

                  INFORMATION REQUIRED IN INFORMATION STATEMENT

                            SCHEDULE 14C INFORMATION




             INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

[X] Preliminary Information Statement [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[   ]    Definitive Information Statement

CNH HOLDINGS COMPANY
(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

         1) Title of each class of securities to which transaction applies:

         2) Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing is calculated and state how it was determined):

         4) Proposed maximum aggregate value of transaction:

         5) Total Fee Paid:

[  ]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:

         2) Form, Schedule or Registration Statement No.:

         3) Filing Party:

         4) Date Filed:

                              CNH HOLDINGS COMPANY
                          17304 PRESTON ROAD, SUITE 975
                               DALLAS, TEXAS 75252

                                 AUGUST __, 2005


Dear Stockholder:


         Notice is hereby given that stockholders holding a majority of the issued and outstanding shares of common stock of CNH Holdings Company, a Nevada corporation (the "Company"), approved, by written consent delivered to the Company on August 15, 2005, an amendment to the Company's Articles of Incorporation to change the Company's name to Cistera Networks, Inc. and to increase the authorized number of shares of common stock that the Company may issue. The enclosed Information Statement and Notice of Stockholder Action fully describe these matters.


          WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.


         The Company's Board of Directors has fully reviewed and unanimously approves the above-described action and has determined that the amendment is in the best interests of the Company. The holders of a majority of shares of our outstanding common stock have executed a written consent in favor of the above-described amendment.


         THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDER'S MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.


         Thank you for your support.

                                   Sincerely,





                                   A. Katrina Roche,
                                   Chief Executive Officer

                              CNH HOLDINGS COMPANY
                          17304 PRESTON ROAD, SUITE 975
                               DALLAS, TEXAS 75252

                              INFORMATION STATEMENT
                                       AND
                    NOTICE OF ACTION TAKEN WITHOUT A MEETING
                                 AUGUST __, 2005




         This Information Statement and Notice of Action Taken Without a Meeting, hereafter this "Information Statement," is furnished by the Board of Directors of CNH Holdings Company, a Nevada corporation (the "Company"), to the holders of the Company's common stock as of August 15, 2005, to provide information with respect to certain corporate actions taken by written consent of stockholders holding a majority of the issued and outstanding shares of common stock of the Company, hereafter, the "Majority Stockholders."


         The written consent, delivered by the Majority Stockholders to the Company on August 15, 2005, approved an amendment to the Company's Articles of Incorporation to change the Company's name to Cistera Networks, Inc and to increase the authorized number of shares of common stock that the Company may issue from 10,000,000 to 50,000,000


         The Company's Board of Directors and the Majority Stockholders, holding approximately 60.77% of the outstanding shares of our common stock on August 15, 2005, have each approved, the above-described action. Therefore, all required corporate approvals for the action have been obtained. As required by Rule 14c-2(b) promulgated under the Exchange Act of 1934, as amended, the action described in this Information Statement will become effective on the 21st calendar day following the date of this Information Statement.


         This Information Statement is furnished solely for the purpose of informing stockholders of this corporate action in the manner required by Rule 14c-2(b) under the Securities Exchange Act of 1934.


         WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS' MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN




                                     By Order of the Board of Directors





                                     Cynthia A. Garr,
                                     Secretary



Dallas, Texas
________ ___, 2005

                              CNH HOLDINGS COMPANY
                          17304 PRESTON ROAD, SUITE 975
                               DALLAS, TEXAS 75252

                              INFORMATION STATEMENT
                                       AND
                       NOTICE OF ACTION WITHOUT A MEETING
                                 AUGUST __, 2005




         This Information Statement is being first mailed on August __, 2005, to stockholders of record on August 15, 2005 of CNH Holdings Company, a Nevada corporation, hereafter "we" "us" or the "Company", by the Company's Board of Directors in connection with the approval, by stockholders holding a majority of our the issued and outstanding shares of common stock, hereafter the "Majority Stockholders," of an Amendment to the Company's Articles of Incorporation to change the Company's name to Cistera Networks, Inc. and to increase the authorized number of shares of common stock that the Company may issue from 10,000,000 to 50,000,000, hereafter the "Amendment."

                                   RECORD DATE


         The record date for determining the stockholders entitled to vote on the matters described in this Information Statement was the close of business on August 15, 2005, the date of the last signature on the written consent delivered to the Company by the Majority Stockholders, at which time the Company had issued and outstanding 6,741,449 shares of common stock. The shares of common stock constitute the only outstanding voting securities of the Company entitled to be voted on the actions described in this Information Statement.






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


                                TABLE OF CONTENTS


         INFORMATION STATEMENT AND
            NOTICE OF ACTION TAKEN WITHOUT A MEETING.........................1
         RECORD DATE.........................................................1
         TABLE OF CONTENTS...................................................2
         QUORUM AND VOTING...................................................3
         DISSENTER'S RIGHTS..................................................3
         PRINCIPAL STOCKHOLDERS AND MANAGEMENT OWNERSHIP.....................4
         AMENDMENT...........................................................6
         MISCELLANEOUS.......................................................7

                                QUORUM AND VOTING


         The presence in person or by proxy, of the holders of a majority of the issued and outstanding shares of our common stock is necessary to constitute a quorum to transact business at a meeting of our stockholders. Abstentions and broker non-votes would generally be counted as present and entitled to vote for purposes of determining a quorum. A holder of our common stock on the Record Date would be entitled to cast one vote for each share of our common stock registered in such holder's name.


         The affirmative vote of holders of a majority of the outstanding shares of our common stock entitled to vote at a meeting of our stockholders would be required for approval of the Amendment. With respect to approval of the Amendment, abstentions and broker non-votes would have the effect of a vote against the proposal.


         WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. WE HAVE RECEIVED THE APPROVAL, BY WRITTEN CONSENT, OF STOCKHOLDERS HOLDING AN AGGREGATE OF 4,096,637 SHARES OF OUR COMMON STOCK (CONSTITUTING APPROXIMATELY 60.77% OF THE ISSUED AND OUTSTANDING SHARES OF OUR COMMON STOCK OUTSTANDING AS OF AUGUST 15, 2005), OF THE AMENDMENT.

                               DISSENTER'S RIGHTS

         Under Nevada law, our stockholders are not entitled to dissenter's rights with respect to the actions set forth in this Information Statement or to demand appraisal of their shares as a result of the approval of any of these actions.

                 PRINCIPAL STOCKHOLDERS AND MANAGEMENT OWNERSHIP

Beneficial Ownership of Common Stock


         The following table sets forth, as of August 15, 2005, certain information with respect to the beneficial ownership of our common stock by (i) each of our directors and executive officers, (ii) each person known to us to be the beneficial owner of five percent or more of the outstanding shares of our common stock, and (iii) all of our directors and executive officers as a group. Unless otherwise indicated, the person or entity listed in the table is the beneficial owner of, and has sole voting and investment power with respect to, the shares indicated

Title of    Name And Address             Nature and Amount
Class       Of Beneficial Owners         of Beneficial Ownership       Percent
--------------------------------------------------------------------------------
Common      A. Katrina Roche(1)                              0

Common      Derek P. Downs(1)                        125,199(2)         1.86%

Common      Cynthia A. Garr(1)                     1,330,191((2))       19.6%

Common      Gregory T.  Royal(1)                   1,396,159((2))       19.9%

Common      Kingdon Hughes                         1,498,722((3))       21.5%
            16475 Dallas Pkwy, Suite 440
            Addison, TX 75001

Common      Charles Stidham                          300,000((4))         4.3%
            100 Allentown Parkway #110
            Allen, Texas 75002

Common      Mark S. Pierce                           556,895((5))         7.8%
            5645 Rico Drive
            Boca Raton, FL 33487

Common      E-Biz Trans, Inc.                        220,000((5))         3.3%
            5645 Rico Drive
            Boca Raton, FL 33487

Common      S and B Resources                        220,000((4))         3.3%
            789 NE 39th St.
            Boca Raton, FL 33431

Common      South Beach Live, Inc.                   356,000((4))        5 .3%
            100 Allentown Parkway #110
            Allen, Texas 75002

Common      Atlantic Asset Management                326,000((4))         4.8%
            789 NE 39th St.
            Boca Raton, FL 33431

All Officers and Directors as a Group               2,851,549            40.42%

(1) The business address for each of Ms. Roche and Garr and Messrs. Downs and Royal is 17304 Preston Road, Suite 975, Dallas, Texas 75252.

(2) Includes options resulting from the conversion of XBridge Software, Inc. options as set forth in Executive Compensation - Option Grants in last fiscal year. The table does not include options which may be granted under the CNHC Long Term Incentive Stock Option Plan, as this plan has not yet been approved by shareholders.

(3)      Includes   222,951  shares  subject  to  warrants  that  are  presently exercisable.

(4) Consists of 300,000 shares subject to options that are presently exercisable. Mr. Stidham holds power of attorney to vote shares held by S and B Resources, South Beach Live, Inc.and Atlantic Asset Management and as such may be deemed to be the beneficial owner of shares held by such entities.

(5) Consists of 400,000 shares subject to options that are presently exercisable. Mr. Pierce is an affiliate of E-Biz Trans, Inc. and as such, may be deemed to have shared voting and dispositive power with respect to the 220,000 shares of our common stock held by E-Biz Trans. Mr. Pierce is an affiliate of Mark S. Pierce Pension Plan and as such, may be deemed to have shared voting and dispositive power with respect to the 156,895 shares of our common stock held by Mark S. Pierce Pension Plan.

                                    AMENDMENT

General


         The Board of Directors unanimously approved resolutions to amend the Company's Articles of Incorporation to change the name of the Company to Cistera Networks, Inc and to increase the number of authorized shares of our common stock from 10,000,000 shares to 50,000,000 shares.

Common Stock


         The Company has been doing business as Cistera Networks since September 1, 2004. The Amendment changed the Company's corporate name from CNH Holdings, Inc. to "Cistera Networks, Inc."


         Prior to the Amendment, the Company was authorized to issue 10,000,000 shares of our common stock par value $.001 per share. As of August 15, 2005, there were 6,741,449 shares of our common stock issued and outstanding and 0 shares were held in our treasury. The Amendment will increase the number of shares of our common stock that we are authorized to issue to 50,000,000 shares.


         The Company may consider from time to time mergers, acquisitions and other transactions that may involve the issuance of additional shares of our common stock (any one or more of which may be under consideration or acted upon at any time). The Company is not currently a party to any agreements with respect to any such transactions, nor does it have any agreements, commitments or understandings with respect to such transactions or that would involve the issuance of additional shares of our common stock, other than currently outstanding options and warrants to purchase our common stock.


         Depending upon the consideration per share received by the Company for any subsequent issuance of our common stock, such issuance could have a dilutive effect on those stockholders who paid a higher consideration per share for their stock. Also, future issuances will increase the number of outstanding shares of our common stock, thereby decreasing the percentage ownership in the Company (for voting, distributions and all other purposes) represented by existing shares of our common stock. The availability for issuance of the additional shares of our common stock and any issuance thereof, or both, may be viewed as having the effect of discouraging an unsolicited attempt by another person or entity to acquire control of the Company. Although the Board of Directors has no present intention of doing so, the Company's authorized but unissued shares of our common stock could be issued in one or more transactions that would make a takeover of the Company more difficult or costly, and therefore less likely. The Company is not aware of any person or entity who is seeking to acquire control of the Company.


         The shares of our common stock are traded on the OTC Bulletin Board under the symbol CNHC. Holders of our common stock may cast, for each share held, one vote for each matter presented to the stockholders for a vote, including in the election of directors. Holders of our common stock do not have any preemptive rights to acquire any additional securities issued by the Company, nor do they have cumulative voting rights.

Unanimous Board Recommendation


         Our Board of Directors believes that the approval of the Amendment is in the Company's best interests and the best interests of our stockholders. Accordingly, our Board of Directors has unanimously approved the Amendment, and recommends that our stockholders approve the Amendment The Company has received the approval, by written consent, of stockholders holding an aggregate of 4,096,637 shares of our common stock (constituting approximately 60.77% of the issued and outstanding shares of our common stock outstanding as of August 15,2005, of the Amendment.


         After the expiration of the 20 day waiting period required by Securities Exchange Act Rule 14c-2(b), we will file the Amendment with the State of Nevada.

                                  MISCELLANEOUS


         All costs incurred in the mailing of this Information Statement will be borne by the Company. The Company may make arrangements with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of information materials to the beneficial owners of shares of our common stock held of record by such persons, and the Company may reimburse such brokerage houses and other custodians, nominees and fiduciaries for their out-of-pocket expenses incurred in connection therewith.


         We have not authorized anyone to provide you with information that is different from what is contained in this Information Statement. You should not assume that the information contained in this Information Statement is accurate as of any date other than the date hereof, and the mailing of this Information Statement to our stockholders shall not create any implication to the contrary.


                                         By Order of the Board of Directors



                                         Cynthia A. Garr,
                                         Secretary
Dallas, Texas
August __, 2005









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